EXHIBIT 10.1

Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request.  Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 2 TO THE COLLABORATION AND LICENSE AGREEMENT

This Amendment No. 2 to the Collaboration and License Agreement (this “Amendment No. 2”) is made effective as of October 1, 2008 (the “Amendment No. 2 Effective Date”) by and between POZEN INC., a Delaware corporation having offices at 1414 Raleigh Road, Suite 400, Chapel Hill, North Carolina (“POZEN”), and ASTRAZENECA AB, a Swedish corporation having an office at SE-431 83, Mölndal, Sweden (“AstraZeneca”).  POZEN and AstraZeneca may be referred to herein individually as a “Party,” or collectively as the “Parties.”

RECITALS

A.	POZEN and AstraZeneca entered into that certain Collaboration and License Agreement, dated as of August 1, 2006, and effective as of September 7, 2006 (as amended hereby, the “Agreement”).

B.	POZEN and Astra Zeneca entered into an Amendment No. 1 to the Agreement effective as of September 6, 2007;

C.	POZEN and AstraZeneca desire to amend the Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree to amend the Agreement as follows:

Capitalized terms used herein have the respective meanings assigned to them as defined in this Amendment No. 2.  Other capitalized terms not otherwise defined herein have the meaning ascribed thereto in the Agreement.

ARTICLE 1 - AMENDMENTS

1.1 Amendment to Section 3.3.3.  Section 3.3.3 of the Agreement is hereby amended and restated to read in its entirety as follows:

“AstraZeneca will pay POZEN within *** (***) days following the receipt *** of  the invoice sent as hard copy and also in the form of a pdf file via e-mail for Direct costs and FTE Costs that do not exceed the then current ADA Budget by more than *** percent (***%); provided, that the GPT will approve variances above ***% if and to the extent the variances are (a) reasonable in light of prevalent market conditions for similar work and consistent with POZEN’s expenditures on Core Development Activities to the extent the activities are comparable, or (b) beyond POZEN’s reasonable control.”

The parties agree that the amendment to section 3.3.3 set forth above will apply to all invoices outstanding as of the Amendment No. 2 Effective Date.

*** Portion for which confidential treatment requested.

1.2 Amendment to Exhibit F (TPP Profile and TPP Studies).  Exhibit F of the Agreement as revised and attached to Amendment No. 1 is hereby amended and restated to read in its entirety as set forth in Exhibit F attached hereto:

ARTICLE 2 – REFERENCE TO AND EFFECT ON THE AGREEMENT

2.1 Reference to Agreement.  Upon and after the effectiveness of this Amendment No. 2, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Agreement shall mean and be a reference to the Agreement as modified and amended by Amendment No. 1 and this Amendment No. 2.

2.2 Effectiveness of Agreement.  The Amendment No. 2 set forth above shall not be effective until execution and delivery of this Amendment No. 2 by both parties.  Except as specifically amended above, the Agreement, as amended, is and shall continue to be  in full force and effect and is hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of the parties.

2.3 No Waiver.  The execution, delivery and effectiveness of this Amendment No. 2 shall not operate as a waiver of any right, power or remedy of either Party under the Agreement, no constitute a waiver of any provision of the Agreement.

ARTICLE 3 - MISCELLANEOUS

3.1 Governing Law; Dispute Resolution.  Section 15.4 of the Agreement governs any dispute arising out of or related to this Amendment No. 2.

3.2 Notices.  All notices or other communications that are required or permitted hereunder will be made according to Section 15.5 of the Agreement.

3.3 Headings.  The headings for each Article and Section in this Amendment No. have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article of Section.

3.4 Counterparts.  This Amendment No. 2 may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.5 No Strict Construction.  This Amendment No. 2 has been submitted to the scrutiny of, and has been negotiated by, both Parties and their counsel, and will be given a fair and reasonable interpretation in accordance with its terms, without consideration or weight being given to any such terms having been drafted by any Party or its counsel.  No Rule of strict construction will be applied against either Party.

*** Portion for which confidential treatment requested.

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 2 in duplicate originals by their duly authorized representatives as of the Amendment No. 2 Effective Date.

POZEN INC.		ASTRAZENECA AB

By:	/s/ John R. Plachetka	By:	/s/ Olof Ljungstrand
Print Name:	John R. Plachetka	Print Name:	Olof Ljungstrand
Title:	Chairman, President & CEO	Title:	Authorized Signatory

*** Portion for which confidential treatment requested.

EXHIBIT F
TPP STUDIES

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